SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2017 root9B Holdings, Inc.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50502 (Commission File No.)	20-0443575 (IRS Employee Identification No.)

102 N. Cascade Avenue, Suite 220
Colorado Springs, CO 80919
(Address of Principal Executive Offices)

(602) 889-1137
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                            Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement .

On July 19, 2017, root9B Holdings, Inc., a Delaware corporation (the “Company”) approved the issuance of a convertible promissory note (the “Note”) to Dan Wachtler, the President of the Company, with a principal amount of $300,000, along with warrants to purchase shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing fifty percent (50%) warrant coverage (the “Warrant”). Subject to receipt of approval from the Company’s secured convertible promissory note holders, the Note will be pari passu with the previously issued secured notes and Mr. Wachtler will become a party to that certain Security Agreement, dated September 9, 2016, by and among the Company and the investors listed therein, a copy of which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Commission on September 12, 2016.

The Company intends to use the proceeds for working capital and general corporate purposes. For further information regarding the Company’s liquidity, reference is made to “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” and “Note 1:Basis of Presentation and General Information – Going Concern and Liquidity” to the Company’s financial statements contained in the quarterly report on Form 10-Q for the period ended March 31, 2017.

Except as described in this Current Report, the terms of the Note and the Warrant are materially similar to the terms of the convertible promissory note and warrant described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2017. The form of Note and Warrant will be filed in accordance with the rules and regulations of the Commission.

The Note and Warrant were issued and sold pursuant to exemptions from the registration requirements of the Securities Act, including Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder, as well as comparable exemptions under applicable state securities laws, as transactions by an issuer not involving a public offering.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 25, 2017, the Company provided notice to the Nasdaq Stock Market that it no longer satisfied Listing Rules 5605(b)(1), 5605(c)(2), and 5605(d)(2) as a result of the changes described in Item 5.02 below. Pursuant to Listing Rule 5605(b)(1)(A), the Company has 180 days from July 25, 2017, or until January 21, 2018, to regain compliance with Listing Rule 5605(b)(1). The Company anticipates it will regain compliance when the new directors elected at the Company’s Annual Meeting of Stockholders held on July 19, 2017, begin their terms effective October 1, 2017.

Item 3.02    Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2017, immediately following the 2017 Annual Meeting of Stockholders (the “Meeting”), Richard Ledgett informed the Company’s Board of Directors (the “Board”) that he had determined not to become a director, which would have become effective October 1, 2017. Mr. Ledgett informed the Board that he has determined to pursue different opportunities than originally anticipated following his service as Deputy Director and senior civilian leader of the National Security Agency and service on the Board may potentially cause a conflict of interest.

As noted in Item 5.07 below, other than Mr. Ledgett, three new board members have been added effective October 1, 2017 to replace Messrs. Isaac Blech, Gregory C. Morris, and Cary Sucoff, who will come off the Board and all committees of the Board effective July 25, 2017.

These Board changes are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on July 19, 2017. A total of 3,035,489 shares of Common Stock, or approximately 49.76% of the issued and outstanding shares of the Company’s common stock as of the record date of June 21, 2017, were represented at the Meeting in person or by proxy, which constituted a quorum under the Company’s Second Amended and Restated Bylaws. Each of the proposals listed below in this Item 5.07 is described in detail in the Company’s proxy statement dated June 30, 2017, which was first mailed to the Company’s stockholders on or about June 30, 2017.

A summary of the voting results for each of those proposals presented at the Meeting is set forth below:

(1)
The stockholders elected the following ten nominees to the Board, each to begin serving on October 1, 2017 and until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

Name of Nominee	Votes Cast For	Votes Cast Against	BrokerNon-Votes
Joseph J. Grano, Jr	2,862,728	56,609	116,152
Kevin Carnahan	2,878,399	40,938	116,152
Eric Hipkins	2,897,185	22,152	116,152
Anthony Sartor	2,831,890	87,447	116,152
Seymour Siegel	2,879,197	40,140	116,152
Dan Wachtler	2,848,078	71,259	116,152
Dieter Gable	2,855,742	63,595	116,152
Colleen McKeown	2,844,310	63,595	116,152
Richard Ledgett*	2,885,476	33,861	116,152
Norman Stout	2,890,908	28,429	116,152

*
Mr. Ledgett has declined to serve on the Board and therefore will not become a member on October 1, 2017.

 (2)
The stockholders ratified the selection of Cherry Bekaert LLP as independent public accountants for the Company for fiscal year 2017. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstain
3,014,803	19,517	1,169

(3)
The stockholders approved, on an advisory basis, a resolution in support of the compensation of the Company’s named executive officers. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
1,972,278	927,346	19,713	116,152

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT9B HOLDINGS, INC.

Dated: July 25, 2017	By:	/s/ William Hoke
Name: William Hoke
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.4	Form of Security Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of the Company filed with the Commission on September 12, 2016).

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